THE INDEBTEDNESS EVIDENCED OR SECURED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR OBLIGATIONS (AS DEFINED IN THE AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF JANUARY 28, 2008 (AS AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”), MADE BY THE SUBORDINATED CREDITORS AND OBLIGORS REFERRED TO THEREIN IN FAVOR OF WELLS FARGO RETAIL FINANCE II, LLC, AS AGENT, ALL AS REFERRED TO IN SUCH SUBORDINATION AGREEMENT. BY ITS ACCEPTANCE OF THIS AMENDMENT, THE HOLDER HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT TO THE SAME EXTENT THAT THE PARTIES (AS DEFINED THEREIN) ARE BOUND.

AMENDMENT NO. 3 (this “Amendment”), dated as of January 28, 2008 to the Tranche A/B and Tranche C Term Loan Agreement, dated as of June 30, 2005, as amended by Amendment No. 1, dated July 20, 2005 and Amendment No. 2, dated November 23, 2005 (as so amended and restated from time to time, the “Term Loan Agreement”), by and among Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), Frederick’s of Hollywood, Inc., a Delaware corporation (“Borrower”), FOH Holdings, Inc., a Delaware corporation (“Holdings”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), Fredericks.com, Inc., a Nevada corporation (“Internet”), Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order”, and, collectively with the Borrower, Holdings, Stores and Internet, the “Existing Credit Parties”), the lending institutions listed in Annex I as Tranche A/B lenders (each a “Tranche A/B Lender” and collectively, the “Tranche A/B Lenders”), the lending institutions listed on Annex II as Tranche C lenders (each a “Tranche C Lender” and collectively, the “Tranche C Lenders”; the Tranche A/B Lenders and Tranche C Lenders each being a “Lender” and collectively, the “Lenders”), and Fursa Alternative Strategies LLC, as agent and collateral agent for the Lenders (in such capacities, the “Agent”).

RECITALS

A. The Existing Credit Parties and Wells Fargo Retail Finance II, LLC (the “Revolving Credit Agent”) entered into a Financing Agreement, dated as of January 7, 2003 (as heretofore amended, the “Existing Financing Agreement”), pursuant to which the lenders party thereto agreed to make revolving credit loans to, and arrange for the issuance of letters of credit for the account of, certain of the Existing Credit Parties, and certain other Existing Credit Parties guaranteed the payment of all obligations of the Existing Credit Parties under, inter alia, the Existing Financing Agreement.

B. The Existing Credit Parties, Calyon (formerly known as Credit Agricole Indosuez), as agent for the lenders, Indosuez Capital Funding IIA, Limited, ML CLO XV Pilgrim America (Cayman), Ltd., Smoky River CDO, L.P., and Fursa Master Rediscovered Opportunities Fund, L.P. (formerly known as Mellon HBV Master Rediscovered Opportunities Fund, L.P.) (the preceding five entities, collectively, the “Predecessor Subordinated Creditors”), entered into a Tranche A, Tranche B and Tranche C Term Loan Agreement, dated as of January 7, 2003 (the “Original Subordinated Loan Agreement”), pursuant to which the Predecessor Subordinated Creditors made a term loan to Frederick’s and converted certain prepetition claims against Frederick’s into term loans to Frederick’s.

C. The Existing Credit Parties, the Revolving Credit Agent and Calyon (formerly known as Crédit Agricole Indosuez), as agent, entered into an Intercreditor and Subordination Agreement, dated as of January 7, 2003 (as heretofore amended, the “Existing Revolving Intercreditor Agreement”), pursuant to which all indebtedness and other liabilities of the Existing Credit Parties from time to time existing in favor of the Lenders have been subordinated to the prior payment in full of all of the obligations of such Existing Credit Parties from time to time existing under, inter alia, the Existing Financing Agreement, and to all security interests and other liens securing such obligations.

D. The Original Subordinated Loan Agreement was amended and restated in its entirety as set forth in the Term Loan Agreement.

E. On the date hereof the terms and provisions of the Existing Financing Agreement shall be amended and restated (the “Restatement”) in their entirety as set forth in that certain Amended and Restated Financing Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among the Revolving Credit Agent, the lenders from time to time party thereto (the “Revolving Credit Lenders”), and the Existing Credit Parties and Group (collectively, the “Credit Parties”).

F. By Assignment and Assumption Agreements dated March 3, 2005, between the Predecessor Subordinated Creditors (excluding Fursa Master Rediscovered Opportunities Fund, L.P.) and Fursa SPV LLC (formerly known as Mellon HBV SPV LLC), Fursa SPV LLC acquired the rights and obligations of such Predecessor Subordinated Creditors under the Original Subordinated Loan Agreement.

G. By Instrument of Resignation, Appointment and Acceptance, dated as of March 24, 2005, Agent accepted appointment as agent and collateral agent under the Original Subordinated Loan Agreement.

H. Fursa SPV LLC assigned its rights and obligations under the Term Loan Agreement to the Subordinated Creditors and the Subordinated Creditors became bound by the terms and provisions of the Term Loan Agreement.

I. On the date hereof, (a) $7,500,000 of principal on the Tranche A/B Term Loan shall be converted into the Preferred Equity Interests (as hereinafter defined) and, (b) upon such conversion, all remaining principal and interest on the Tranche A/B Term Loan payable to the Subordinated Creditors will be paid in full, (c) the Tranche A/B Term Loan Commitment shall be terminated, and (d) contemporaneously therewith the terms and provisions of the Term Loan Agreement shall be amended to, among other things, reflect such conversion and extend the maturity date of the Tranche C Term Loan payable to the Subordinated Creditors pursuant to the Term Loan Agreement to July 28, 2012.

Accordingly, each of the Credit Parties, the Agent and the Lenders agrees as follows:

1. Definitions.

(a) Section 1.1 of the Term Loan Agreement is hereby amended to add or delete the following definitions or to amend and restate the following definitions, as applicable:

“Capital Infusion” is deleted.

“Credit Parties” has the definition set forth in the recitals.

“Debt Conversion Agreement” means that certain Debt Conversion Agreement, dated as of January __, 2008, by and among the Tranche A/B Lenders, Holdings and Group.

“Equity Incentive Plan” means Group’s 2000 Performance Equity Plan, the 1994 Incentive Stock Option Plan and the 1988 Nonqualified Stock Option Plan.

“Existing Credit Parties” has the definition set forth in the recitals.

“Existing Financing Agreement” has the definition set forth in the recitals.

“Existing Revolving Intercreditor Agreement” has the definition set forth in the recitals.

“Final Tranche C Term Loan Maturity Date” means July 28, 2012.

“Financial Projections” means Group’s forecasted balance sheets, profit and loss statements and cash flow statements, as described in Section 6.7.

“Financing Agreement” has the definition set forth in the recitals.

“Fiscal Year” means the Fiscal Year of Group and its Consolidated Subsidiaries which ends on the last Saturday of July.

“Group” has the definition set forth in the recitals.

“Internet” has the definition set forth in the recitals.

“Mail Order” has the definition set forth in the recitals.

“Original Subordinated Loan Agreement” has the definition set forth in the recitals.

“Permitted Holders” is deleted.

“Predecessor Subordinated Creditors” has the definition set forth in the recitals.

“Preferred Equity Interests” means shares of Series A Preferred Stock of Group issued to the Tranche A/B Lender pursuant to the Debt Conversion Agreement.

“Revolving Credit Agent” has the definition set forth in the recitals.

“Stores” has the definition set forth in the recitals.

“Subordination Agreement” means the Amended and Restated Intercreditor and Subordination Agreement, dated as of January 28, 2008 (as amended or other modified from time to time), made by the Agent and the Credit Parties in favor of the Revolving Credit Agent.

“Term Loan Agreement” has the definition set forth in the recitals.

“Vested Options” is deleted.

(b) Each of the following definitions in Section 1.1 of the Term Loan Agreement is hereby amended by the addition of Group as a party to the document referenced therein:

(i)	General Security Agreement;
(iii)	Guarantees;
(iii)	Intellectual Property Security Agreement; and
(iv)	Securities Pledge Agreement.

(c) Each of the following definitions in Section 1.1 of the Term Loan Agreement is hereby amended by the replacement of “Holdings” with “Group”:

(i)	Common Stock;
(ii)	Executive Officer;
(iii)	Financing Proceeds;
(iv)	Leverage Ratio;
(v)	Senior Leverage Ratio; and
(vi)	Test Period.

(d) Capitalized terms, which are used herein but not defined herein, shall have the meanings ascribed to them in the Term Loan Agreement.

2. Amendments

(a) Effective as of the Amendment Effective Date:

(i) $7,500,000 of the Tranche A/B Term Loans has been converted into Preferred Equity Interests as provided in the Debt Conversion Agreement;

(ii) The remaining unpaid balance of the Tranche A/B Loans and all accrued interest has been paid in full; and

(iii) The Tranche A/B Term Loan Commitments have been terminated.

(b) Section 2.14 of the Term Loan Agreement is hereby amended and restated to read as follows:

“Total Loan Amounts. The original amount of the (i) Total Loan Amounts is $12,185,542.51, (ii) Total Tranche A/B Term Loan Commitments is $0, and (iii) Total Tranche C Term Loan Amounts is $12,185,542.51, each as of January 28, 2008.

(c) Section 3.1(c) of the Term Loan Agreement is hereby amended and restated to read as follows:

“Subject to the provisions of the Revolving Credit Agreement and the Revolver Intercreditor Agreement, the Tranche C Term Loans and all other amounts owed hereunder with respect to the Tranche C Term Loans shall be paid in full no later than the Final Tranche C Term Loan Maturity Date, and the final installment payable by the Borrower in respect of the Tranche C Term Loans on such date shall be in an amount sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Tranche C Term Loans.”

(d) Section 3.3 of the Term Loan Agreement is hereby deleted.

(e) Group hereby (i) agrees to all of the terms and provisions of the Term Loan Agreement applicable to it as a “Credit Party” hereunder and (ii) represents and warrants that the representations and warranties made by it as a “Credit Party” thereunder are true and correct in all material respects on and as of the date hereof (except to the extent that any such representations and warranties expressly relate solely to an earlier date, in which case, such representation sand warranties were true and correct in all material respects on such earlier date).

(f) Each of the following Sections of the Term Loan Agreement is hereby amended by the replacement of “Holdings” with “Group”:

(i)	Section 6.5;
(ii)	Section 6.16;

(iii)	Section 7.1(b);
(iv)	Section 7.14;
(v)	Section 7.15;
(vi)	Section 8.11;
(vii)	Section 8.15; and
(viii)	Section 8.16.

(g) Schedules 6.5, 6.6, 6.9, 6.15, 6.17, 6.18, 6.21 and 6.24 of the Term Loan Agreement is hereby replaced by Schedules 6.5,6.6, 6.9, 6.15, 6.17, 6.18, 6.21 and 6.24 attached hereto.

(h) Section 6.7 of the Term Loan Agreement is hereby deleted and replaced by the following:

“(i) Since December 18, 2006, no event or development has occurred that has had or could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii) Group has heretofore furnished to the Lenders the same schedules of projected cash receipts, cash disbursements and monthly cash flows of Group and its Consolidated Subsidiaries prepared on a monthly basis as Group provided to the Revolving Credit Agent pursuant to the Restatement. Such projections are believed by Group at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by Group, and have been based on assumptions believed by Group to be reasonable at the time made and upon the best information then reasonably available to Group, and Group is not aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.

(iii) Group has heretofore furnished to the Lenders the Financial Projections which show the projected monthly balance sheets, income statements and statements of cash flows of Group and its Consolidated Subsidiaries for such periods as Group provided to the Revolving Credit Agent pursuant to the Restatement. Such projections, as so updated, are believed by Group at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by Group, and have been based on assumptions believed by Group to be reasonable at the time made and upon the best information then reasonably available to Group, and Group is not aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.”

(i) Section 6.16 of the Term Loan Agreement is amended and restated as follows:

“The certified financial statements and interim unaudited financial statements provided to, or made available to, Agent by each Credit Party reflect any matters known to it, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse

Effect. There is no contingent liability or fact that could reasonably be expected to have a Material Adverse Effect which has not been set forth in a footnote included in the financial statements of Group or Holdings or a schedule to such statements.”

(j) Section 7.15 of the Term Loan Agreement is hereby revised by substituting “July 31” with “the last Saturday in July.”

(k) Section 8.11 of the Term Loan Agreement is hereby amended to provide that directors’ compensation shall not be limited under the Term Loan Agreement to amounts less than that which is permitted under the Revolving Credit Debt Documents.

(l) Section 8.14(f) of the Term Loan Agreement is hereby amended and restated to read as follows:

“(f) the Revolving Credit Debt Documents and the transactions contemplated thereby, or any action otherwise prohibited by clauses (i) through (iv) of this Section 8.14 which is permitted under the Revolving Credit Debt Documents and the transactions contemplated thereby.”

(m) The following sections of the Term Loan Agreement are hereby deleted in their entirety:

(i)	Section 5.1(k);
(ii)	Section 6.19;
(iii)	Section 7.16;
(iv)	Section 8.13(iv);
(v)	Section 8.21; and
(vi)	Section 11.3.

             (n) The following sections of the Term Loan Agreement are hereby modified as follows:

       (i) Section 11.2(z) of the Term Loan Agreement is amended to remove reference to Tokarz;

       (ii) Section 11.1 of the Term Loan Agreement is amended to provide for the following addresses for any Credit Party:

Frederick’s of Hollywood Group Inc.

1115 Broadway

New York, NY 10016

Attention: Chief Financial Officer

With copies to:

Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, NY 10174-1091

Telecopy No.: 212-818-8881

Attention: Noah Scooler, Esq.

           and

Jeffer, Mangels, Butler & Marmaro LLP

1900 Avenue of the Stars, 7th Floor

Los Angeles, CA 90067

Telecopy No.: 310-203-0567

Attention: Marilyn Barrett, Esq.

(o) The following is added as a new Section 11.20 to the Term Loan Agreement:

“7.20 Interpretation of Credit Documents. Notwithstanding anything to the contrary contained in this Agreement or the other Credit Documents, if a covenant of the Credit Parties in the Revolving Credit Debt Documents addressing the rights, obligations or restrictions of the Credit Parties is more permissive than a covenant of the Credit Parties addressing the same rights, obligations or restrictions of the Credit Parties under this Agreement and the other Credit Documents, then the covenant addressing the rights, obligations or restrictions under the Revolving Credit Documents shall (x) automatically be incorporated into this Agreement and the other Credit Documents and (y) control.”

3. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the “Amendment Effective Date”):

(a) Payment of Fees, Etc. The Existing Credit Parties shall have paid all fees, costs, expenses and taxes payable to the Agent and the Lenders on the Amendment Effective Date by the Credit Parties pursuant to Section 11.2 of the Term Loan Agreement and the Revolving Credit Agent shall have consented to the payment of such fees, costs, expenses and taxes payable to the Agent and the Lenders.

(b) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Article VI of the Term Loan Agreement and in each other Credit Document, certificate or other writing delivered to the Agent or a Lender pursuant hereto or pursuant to the Term Loan Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that any such representations and warranties expressly relate solely to an earlier date, in which case, such representation sand warranties were true and correct in all material respects on such earlier date), and no Default or Event of Default shall have occurred and be continuing on the

Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(c) Delivery of Documents. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

(i) a copy of this Amendment, duly executed by each Existing Credit Party;

(ii) a copy of a joinder to the General Security Agreement, the Intellectual Property Security Agreement, and the Securities Pledge Agreement, in the form attached hereto as Exhibit A, duly executed by Group;

(iii) a copy of the Restatement, duly executed by all parties thereto;

(iv) a copy of the Subordination Agreement, duly executed by all parties thereto; and

(v) a copy of the Debt Conversion Agreement, duly executed by all parties thereto.

4. Continued Effectiveness of Term Loan Agreement. Each of the Existing Credit Parties hereby (i) confirms and agrees that each Credit Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date (A) all references in the Term Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Term Loan Agreement shall mean the Term Loan Agreement as amended by this Amendment, and (B) all references in any other Credit Document to “the Term Loan Agreement”, “thereto”, “thereof, “thereunder” or words of like import referring to the Term Loan Agreement shall mean the Term Loan Agreement as amended by this Amendment , and (ii) confirms and agrees that to the extent that any such Credit Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the Obligations of the Credit Parties from time to time existing in respect of the Term Loan Agreement and the Credit Documents, each such pledge, assignment and grant of the security interest or lien is hereby ratified and confirmed in all respects. Except as expressly set forth herein , the amendments, waivers and consents set forth herein shall not by implication or otherwise limit, impair, constitute an amendment, waiver or consent of, or otherwise affect the rights or remedies of the Lenders or the Agent under the Term Loan Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Credit Document in similar or different circumstances. The amendment, waiver and consent herein shall apply and be effective only with respect to the matters expressly covered thereby. This

Amendment, including the waivers and consents set forth herein, shall constitute a Credit Document for all purposes of the Term Loan Agreement and the other Credit Documents.

5. Miscellaneous.

(a) This Amendment may be executed m any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW.

(d) The Credit Parties jointly and severally agree to pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents, including, without limitation, the reasonable fees, disbursements and other charges of counsel to the Agent.

***

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

Credit Parties:

FREDERICK’S OF HOLLYWOOD GROUP INC.
By:	/s/ Thomas Rende
Name:	Thomas Rende
Title:	Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.
By:	/s/ Gary Marcotte
Name:	Gary Marcotte
Title:	Chief Operating Officer

FOH HOLDINGS, INC.
By:	/s/ Gary Marcotte
Name:	Gary Marcotte
Title:	Chief Operating Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.
By:	/s/ Gary Marcotte
Name:	Gary Marcotte
Title:	Chief Operating Officer

HOLLYWOOD MAIL ORDER, LLC
By:	/s/ Gary Marcotte
Name:	Gary Marcotte
Title:	Chief Operating Officer

FREDERICKS.COM, INC.
By:	/s/ Gary Marcotte
Name:	Gary Marcotte
Title:	Chief Operating Officer

Tranche A/B and Tranche C Lenders:

FURSA CAPITAL PARTNERS LP
BY:	/s/ Patrick Brennan
NAME:	Patrick Brennan
ITS:	Chief Administrative Officer

FURSA MASTER REDISCOVERED OPPORTUNITIES FUND L.P.
BY:	/s/ Patrick Brennan
NAME:	Patrick Brennan
ITS:	Chief Administrative Officer

BLACKFRIARS MASTER VEHICLE LLC – SERIES 2
BY:	/s/ Patrick Brennan
NAME:	Patrick Brennan
ITS:	Chief Administrative Officer

FURSA MASTER GLOBAL EVENT DRIVEN FUND L.P.
BY:	/s/ Patrick Brennan
NAME:	Patrick Brennan
ITS:	Chief Administrative Officer

Agent and Collateral Agent:

FURSA ALTERNATIVE STRATEGIES LLC
BY:	/s/ Patrick Brennan
NAME:	Patrick Brennan
ITS:	Chief Administrative Officer

ANNEX I

Tranche A/B Lenders

Fursa Capital Partners LP

Fursa Master Rediscovered Opportunities Fund L.P.

Blackfriars Master Vehicle LLC – Series 2

Fursa Master Global Event Driven Fund L.P.

ANNEX II

Tranche C Lenders

Fursa Capital Partners LP

Fursa Master Rediscovered Opportunities Fund L.P.

Blackfriars Master Vehicle LLC – Series 2

Fursa Master Global Event Driven Fund L.P.

SCHEDULE 6.5

SUBSIDIARIES

Name/Chief Place of Business	Jurisdiction of Incorporation/Formation	Organizational ID	FEIN
FOH HOLDINGS, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Delaware	2749384	36-4155442
FREDERICK’S OF HOLLYWOOD, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Delaware	0580404	95-2666265
FREDERICK’S OF HOLLYWOOD STORES, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	C16109-98	95-4698882
FREDERICKS.COM, INC. 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	C9434-99	36-4306605
HOLLYWOOD MAIL ORDER, LLC 6255 Sunset Boulevard 6th Floor Hollywood, CA 90028	Nevada	LLC5354-99	95-4755205